UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(Name of Debtors)

Monthly Operating Report for
the period ended November 30, 2003 **

Debtors’ Address:
5619 DTC Parkway
Greenwood Village, CO 80111

Willkie Farr & Gallagher LLP
(Debtors’ Attorneys)

Monthly Operating Income: $4,619
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: December 23, 2003

/s/ Scott Macdonald
Scott Macdonald
Senior Vice President
and Chief Accounting Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT_____

* Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED BALANCE SHEET (Dollars in thousands, except per share amounts)
November 30, 2003

ASSETS:
Cash and cash equivalents	$253,027
Restricted cash	85,763
Subscriber receivables - net	205,307
Prepaid expenses	50,401
Investments	22,706
Intercompany receivables	27,554,187
Related party receivables	1,889,576
Property, plant and equipment - net	7,052,382
Intangible assets - net	15,446,752
Other assets - net	436,389

Total assets	$52,996,490

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable	$137,526
Subscriber advance payments and deposits	72,727
Accrued interest and other liabilities	468,630
Intercompany payables	509,716
Related party payables	162,230
Parent and subsidiary debt	293,158
Deferred income taxes	2,004,685

3,648,672

Liabilities subject to compromise:
Parent and subsidiary debt	13,421,600
Parent and subsidiary debt under co-borrowing credit facilities attributable to
Rigas family entities	2,846,156

16,267,756
Accounts payable	980,998
Accrued interest and other liabilities	534,072
Intercompany payables	27,012,249
Related party payables	1,358,965
Cumulative redeemable exchangeable preferred stock	148,794

Total liabilities subject to compromise	46,302,834

Total liabilities	49,951,506

Minority interests	550,423

Stockholders' equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized,
254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(6,864)
Accumulated deficit	(3,966,309)
Treasury stock, at cost	(149,401)

5,340,717
Amounts due from Rigas family entities under co-borrowing credit facilities	(2,846,156)

Total stockholders' equity	2,494,561

Total liabilities and stockholders' equity	$52,996,490

        The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts)
	Month Ended November 30, 2003	Seventeen Months Ended November 30, 2003

Revenue	$313,674	$4,942,473
Cost and expenses:
Direct operating and programming	151,614	2,320,879
Selling, general and administrative	70,503	1,099,560
Depreciation and amortization	75,079	1,246,663
Impairment of long-lived and other assets	--	72,134
Non-recurring professional fees	3,461	77,813
Estimated provision for accounting changes	--	51,000

Operating income before reorganization expenses due to	13,017	74,424
bankruptcy
Reorganization expenses due to bankruptcy	8,398	128,130

Operating income (loss)	4,619	(53,706)

Other income (expense):
Interest expense	(31,774)	(590,026)
Minority interest in losses of subsidiaries - net	332	10,434
Other-than-temporary impairment of investments and other assets	--	(182,253)
Other	496	6,678

	(30,946)	(755,167)

Net loss before income taxes	(26,327)	(808,873)
Income tax benefit	--	35

Net loss applicable to common stockholders	$(26,327)	$(808,838)

Net loss per weighted average share outstanding - basic and diluted	$(0.10)	$(3.19)

Weighted average shares outstanding (in thousands) - basic and diluted	253,748	253,748

        The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
	Month Ended November 30, 2003	Seventeen Months Ended November 30, 2003

Cash flows from operating activities:
Net loss	$(26,327)	$(808,838)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	75,079	1,246,663
Amortization of bank financing costs	2,080	34,078
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,253
Minority interest in losses of subsidiaries - net	(332)	(10,434)
Gain on sale of assets - net	--	(1,969)
Reorganization expenses due to bankruptcy	8,398	128,130
Non-recurring professional fees, net of amounts paid	1,552	23,125
Change in assets and liabilities:
Subscriber receivables - net	1,891	(4,493)
Prepaid expenses - net	3,284	5,366
Other assets - net	(3,175)	(62,035)
Accounts payable	(13,521)	43,840
Subscriber advance payments and deposits	(41,570)	(5,105)
Accrued interest and other liabilities	8,682	271,610
Intercompany receivables and payables - net	(491)	(19,070)

Net cash provided by operating activities before
payment of reorganization expenses	15,550	1,095,255
Reorganization expenses paid during the period	(5,929)	(97,893)

Net cash provided by operating activities	9,621	997,362

Cash flows from investing activities:
Expenditures for property, plant and equipment	(59,608)	(978,012)
Cash paid for acquisitions	--	(2,887)
Changes in restricted cash	(374)	(84,381)
Investment distributions and contributions - net	13	(1,041)
Related party receivables and payables - net	910	31,389

Net cash used in investing activities	(59,059)	(1,034,932)

Cash flows from financing activities:
Proceeds from debt	12,000	233,000
Payments of debt	(2,167)	(35,991)
Payment of debtor in possession bank financing costs	--	(48,797)

Net cash provided by financing activities	9,833	148,212

Change in cash and cash equivalents	(39,605)	110,642
Cash and cash equivalents, beginning of period	292,632	142,385

Cash and cash equivalents, end of period	$253,027	$253,027

        The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1.     Organization, Business and Proceedings under Chapter 11

        Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related businesses. Adelphia’s operations consist primarily of selling video programming and high-speed internet services, which are distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia are located in 29 states and Puerto Rico, with strategic clusters in Los Angeles, Western Pennsylvania, Ohio, Western New York, New England, Florida, Virginia and Colorado Springs.

        Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, including its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia, are included with the exception of those subsidiaries/entities (the “Non-Filing Entities”) who did not file voluntary petitions under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) and Century-ML Cable Venture (“CMLCV”), a joint venture of which Adelphia is the Managing partner and whose bankruptcy filing is administered separately. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas Family” or “Rigas Entities”). The Non-Filing Entities as of November 30, 2003 include Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture, Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. As of and for the month ended November 30, 2003, the Non-Filing Entities were not significant to the consolidated results of operations, financial position, or cash flows of the filing entities.

        Adelphia Business Solutions, Inc., which currently conducts business under the name TelCove (“TelCove”), was a consolidated subsidiary of Adelphia as of December 31, 2001. TelCove owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of TelCove owned by Adelphia to holders of Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas Family holds a majority of the total voting power of TelCove common stock. The distribution of TelCove common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of TelCove. On March 27, 2002, TelCove and certain of its direct subsidiaries filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). On December 19, 2003, the Bankruptcy Court entered an order confirming TelCove’s Modified Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated December 18, 2003.

Bankruptcy Proceedings

        On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors” or “Filing Entities”) except for the Non-Filing Entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002, the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. By order dated October 25, 2002, the Bankruptcy Court granted the Company’s request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof, through February 21, 2003 and April 21, 2003, respectively. By order dated March 20, 2003, the Bankruptcy Court granted the Company’s second request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through June 20, 2003 and August 21, 2003, respectively. By order dated June 26, 2003, the Bankruptcy Court granted the Company’s third request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through October 20, 2003 and December 22, 2003, respectively. By order dated November 13, 2003, the Bankruptcy Court granted the Company’s fourth request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through February 17, 2004 and April 20, 2004, respectively.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Bankruptcy Costs and Fees

        In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees. Certain of these expenses will be due once the plan of reorganization is approved by the Bankruptcy Court and include cure costs, financing fees and success fees. The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and Committees upon the Company’s emergence from bankruptcy. Currently, these contingent fees are estimated to be between $27,000 to $31,500. As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.

Basis of Presentation

        Until a plan or plans of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of November 30, 2003, or the results of its operations or its cash flows for the one and seventeen month periods ended November 30, 2003 in conformity with GAAP because the accompanying. unaudited consolidated financial statements exclude the financial position, results of operations and cash flows of the Non-Filing entities and CMLCV. Furthermore, the accompanying unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

        The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11 of the Bankruptcy Code, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the accompanying unaudited consolidated financial statements.

        SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statement of operations. See Note 5 to these unaudited consolidated financial statements for further discussion.

        As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events (including the Company’s debt structure), actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities Inc. and CitiGroup Global Markets Inc. (formerly known as Salomon Smith Barney, Inc.) as Co-Lead Arrangers (the “DIP Lenders”), for a Debtor-in-Possession Credit Facility (the “DIP Facility”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        The accompanying unaudited consolidated financial statements have been derived from the books and records of the Company. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures (i.e., tests for asset impairment), the Company believes that the financial information of the Debtors will be subject to changes, and these changes could be material. The Company’s intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company discontinued amortizing its purchased franchise and goodwill intangibles as of January 1, 2002. SFAS No. 142 requires annually testing for impairment of goodwill and indefinite-lived intangible assets (i.e., purchased franchise intangibles), or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of its purchased franchise and goodwill intangible assets. Any adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Company disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable. As such, the books and records of the Company from which the accompanying unaudited consolidated financial statements of the Debtors are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

        The Company is reviewing its books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements of the Debtors should be supplemented or otherwise amended. The Company reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. The accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Company does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

        All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants/New Management below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audits as of and for the years ended December 31, 2000 and 1999.

Reclassification

        Certain amounts for the seventeen months ended November 30, 2003 have been reclassified to conform with the November 30, 2003 monthly presentation.

        In accordance with SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” the Company has reclassified “Cumulative redeemable exchangeable preferred stock” as a liability in the accompanying unaudited consolidated balance sheet.

Dismissal of Former Independent Public Accountants/New Management

        As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

        As a result of actions taken by management of the Company during the time that it was controlled by the Rigas family (“Rigas Management”), the Company has not yet completed its financial statements as of and for the years ended December 31, 2002 and 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the years ended December 31, 2002 and 2001. Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2003, June 30, 2003, March 31, 2003, September 30, 2002, June 30, 2002 and March 31, 2002. As of the date Deloitte was dismissed as the Company’s independent accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte that, based on the Company’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. At this time, management has not completed its review of the Company’s books and records and PwC has not completed the audits for the years ended December 31, 2002 and 2001 or its re-audits for the years ended December 31, 2000 and 1999. See Note 3 to these unaudited consolidated financial statements for further information.

        On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages. Deloitte filed preliminary objections to the complaint. On June 11, 2003, the Bankruptcy Court denied Deloitte’s preliminary objections in their entirety. On September 15, 2003, Deloitte filed an answer and counterclaims with respect to the Company’s complaint and also asserted claims against the Rigas Family. The Company will respond to Deloitte’s counterclaims in due course.

        Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer, who, along with other new members of management, took control of the Company in May 2002. The Company’s employment of William Schleyer and Ronald Cooper was approved by the Bankruptcy Court by Orders dated March 4, 2003 and March 7, 2003, respectively. Mr. Schleyer’s employment agreement provides that he will be permitted to use the Company’s aircraft in accordance with the corporate aircraft policy approved by the Board of Directors, and prohibits personal use of the aircraft. In October 2003, the Board of Directors approved an aircraft policy that provides, among other things, that reimbursed commuting under a timeshare arrangement does not constitute personal use of the aircraft if significant advantages to the Company in terms of time, money, security or productivity may be realized.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

2. Debt and Other Obligations

        Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of November 30, 2003. See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

        In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002.  The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any loan party that is confirmed pursuant to an order of the Bankruptcy Court.  The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the DIP Facility. The DIP Facility is secured with a first priority lien on all of Adelphia’s unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens.  The DIP Facility consists of a $1,300,000 revolving credit facility (the “Tranche A Loans”) and a $200,000 loan (the “Tranche B Loan”). Loans under the DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%.  On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank. The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined. Furthermore, as of November 30, 2003, the Company has issued letters of credit totaling $42,426 secured by the Tranche B Loan proceeds. The portion of the proceeds from the Tranche B Loan associated with issued letters of credit has been reflected in restricted cash in the accompanying consolidated balance sheet.

        The DIP Facility contains certain restrictive covenants, which include limitations on the incurrence of additional guarantees, liens and indebtedness, the sale of assets, and the funding of capital expenditures. The DIP Facility also requires that the Company meet certain financial covenants, which became effective for periods beginning May 1, 2003. The Company believes that it is in material compliance with all of the requirements of the DIP Facility.

        On July 10, 2003, the Company made a mandatory prepayment of principal on the DIP Facility in connection with an asset sale. As a result, the total commitment for the entire DIP Facility was reduced to $1,499,032 and the total commitment of the Tranche B Loan was reduced to $199,032. As of November 30, 2003, $199,032 under the Tranche B Loan has been drawn and $33,000 under the Tranche A Loan has been drawn, leaving availability of $1,267,000 under the Tranche A Loans.

        On December 5, 2003, Amendment No. 10 to the DIP Facility became effective. Under the terms of Amendment No. 10 to the DIP Facility, the lenders under the DIP Facility (the “DIP Lenders”) agreed to permit the loan parties to enter into certain transactions which may have otherwise been prohibited by the DIP Facility, including a transaction involving the settlement of certain claims regarding asset ownership with TelCove. In addition, under the terms of Amendment No. 10 to the DIP Facility, the Company and the DIP Lenders agreed to, among other things, (i) increase the aggregate amount of asset sales that the loan parties may consummate without DIP Lender approval from $15,000 to $30,000 and (ii) extend the date by which the loan parties are required to deliver their audited financial statements for the 2003 fiscal year to April 15, 2004.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        On December 18, 2003, Amendment No. 11 to the DIP Facility became effective. Under the terms of Amendment No. 11, the DIP Lenders agreed to extend the date by which the loan parties are required to deliver a draft plan of reorganization and draft disclosure statement from December 31, 2003 to February 16, 2004.

        The foregoing summary of Amendments No. 10 and 11 to the DIP Facility is qualified in its entirety by reference to the amendments, which are being filed with the SEC contemporaneously with the filing of this Monthly Operating Report.

Co-Borrowing Credit Facilities

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas Family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas Family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

        As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the years ended December 31, 2002 and 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 2000 and 1999. As disclosed in its Current Reports on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas Family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding receivable from such Rigas Entities reflected as a reduction in stockholders’ equity. Since consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders’ equity for the corresponding receivable reflected in the accompanying unaudited financial statements has yet to be finalized. The final accounting treatment may result in a materially different treatment from that presented herein.

        On July 6, 2003, the Creditors’ Committee filed an adversary proceeding against the Debtors’ Pre-Petition Agents and Pre-Petition Secured Lenders (collectively, the “Defendants”) on behalf of the Debtors and their estates seeking, among other things, to: (i) recover as fraudulent transfers the principal and interest paid by the Debtors to the Defendants; (ii) avoid as fraudulent transfer obligations the Debtors’ obligation, if any, to repay the Defendants; (iii) recover damages for breaches of fiduciary duties to the Debtors and for aiding and abetting fraud and breaches of fiduciary duties by the Rigas Family; (iv) equitably disallow, subordinate or re-characterize each of the Defendants’ claims in the Debtors’ bankruptcy proceedings; (v) avoid and recover certain preferential transfers made to certain of the Defendants; and (vi) recover damages for violations of the Bank Holding Company Act. On July 29, 2003, the Bankruptcy Court entered a Stipulation and Order Regarding (a) the Creditors’ Committee’s Motion for Leave to Prosecute Claims and Causes of Action Against the Defendants, (b) the Equity Committee’s Motion to Intervene in the Adversary Proceeding and (c) the Pre-Petition Agents’ Responses in Opposition to the Motion of the Creditors’ Committee and the Equity Committee and Alternative Motions to Dismiss the Creditors’ Committee’s Complaint. On July 31, 2003, the Equity Committee filed a motion seeking authority to file additional claims against the Pre-Petition Lenders. By decision and order of the Bankruptcy Court, on August 5, 2003, the Bankruptcy Court determined that the Creditors’ Committee had met the applicable legal standards to assert claims on behalf of the Debtors. On or about October 3, 2003, certain of the Defendants filed objections to the Creditors’ Committee’s motion seeking standing to pursue the adversary proceeding filed against the Defendants.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Parent and Subsidiary Debt

        The following information is an update of certain disclosures relating to the book value of the Company’s debt, as reflected on its books and records, included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000. The book value of such indebtedness does not necessarily reflect the amount of the claim of the holders’ of such indebtedness in the Company’s bankruptcy proceeding.

Parent Debt:	November 30, 2003

9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:
Notes to banks	$3,970,531
DIP Facility	232,032
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	183,577

Total subsidiary debt	$6,797,714

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,714,758
Debt under co-borrowing credit facilities attributable to Rigas Entities	2,846,156

$16,560,914

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        In connection with the Company’s ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding classification of leases. For purposes of this report only, leases which are being paid on a current basis, have not been treated as liabilities subject to compromise.

        Total parent and subsidiary debt, exclusive of debt under co-borrowing credit facilities attributable to Rigas Entities, of $13,714,758 consists of liabilities subject to compromise of $13,421,600, bank financing under the DIP Facility of $232,032 and capital leases of $61,126.

Weighted average interest rate payable by subsidiaries
under credit agreements with banks	4.80%

Interest Expense

        Interest expense totaled $31,774 and $590,026 for the one and seventeen month periods ended November 30, 2003, respectively, of which $12,337 and $226,295 is attributable to the Rigas Entities under co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11 of the Bankruptcy Code, the amount of interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and seventeen month periods ended November 30, 2003 is $93,396 and $1,641,985, respectively.

Other

        By order dated August 7, 2003, the Bankruptcy Court ordered that the Rigas family could cause the Rigas Entities to pay on their behalf certain defense costs, not to exceed $15,000 in the aggregate. The order does not require any Debtor to advance funds of any Debtor’s estate for such defense costs. Adelphia and the Creditors’ Committee both appealed the order. The United States District Court for the Southern District of New York temporarily stayed the order. On September 2, 2003, the Bankruptcy Court approved a stipulation and order between the Debtors, the Rigas Family and certain other parties that allowed the Rigas Entities to advance up to $15,000 in defense costs to the Rigas Family, acknowledged that certain Rigas Entities were in default under certain co-borrowing facilities and delegated certain management rights to the Company with respect to the Rigas Entities. As of November 30, 2003, the Rigas Entities had advanced $5,400 to the Rigas Family for defense costs in accordance with the stipulation.

3. Correction in Accounting Policies and Practices / Provision for Accounting Changes

        Effective January 1, 2003, the Company, as part of its ongoing review of its historical books and records and its financial statements, corrected certain of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) relating to the capitalization of labor, labor-related costs, certain overhead costs, and certain materials (collectively, “Capitalized Costs”) used in the maintenance of its cable systems. The erroneous capitalization of costs that were corrected included, among other things, Capitalized Costs for service calls and normal, ongoing maintenance to cable systems. Some of the items that had been capitalized included system electrical power, converter repairs, equipment repairs and maintenance contracts. The Company believes that the corrections were necessary in order to be in compliance with GAAP. At the time the Company filed its current report on Form 8-K dated February 25, 2003, the Company was still evaluating Capitalized Costs related to installation activities and internal construction (collectively, “Capitalized Installation and Construction Activities”).

        In April 2003, the Company corrected its erroneous accounting policies and practices related to Capitalized Installation and Construction Activities and recorded an adjustment of approximately $15,000 in the April 2003 accounting month to correct for these errors for the months of January through March 2003. These errors included the incorrect capitalization of reconnect and disconnect activities, which are prohibited by GAAP, as well as the improper capitalization or overcapitalization of certain overhead costs. This adjustment had the effect of increasing expenses and reducing capital expenditures in April 2003. The Company had been recording a monthly provision in 2003 of $2,000 for estimated accounting changes. In conjunction with the corrections made in April 2003 for Capitalized Installation and Construction Activities, the Company discontinued recording the estimated provision and reversed the $6,000, which had been previously recorded in 2003.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        The Company has not restated previously filed Adelphia Monthly Operating Reports and has not completed its review and analysis of its new accounting policies and practices for PP&E relating to Capitalized Costs, including Capitalized Installation and Construction Activities, on the financial statements for the years ended December 31, 2002, 2001, 2000 and 1999. However, the Company has recorded total adjustments of $144,000 in 2002 for estimated corrections in accounting polices and practices, comprised of (i) a May 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, (ii) a December 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, and (iii) an estimated provision for accounting changes of $51,000 in June 2002 and $8,500 per month from July 2002 through December 2002.

        The Company estimates that the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E will increase expenses and decrease capital expenditures by approximately $300,000 on an annualized basis in 2003 as compared to the accounting policies and practices of the Company under Rigas Management. The impact of the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E on the Company’s results of operations will vary based upon levels of activities; therefore, the estimated $300,000 annualized impact for 2003 is not necessarily indicative of actual results for the year ended December 31, 2003 or of corrections that may be made for the years ended December 31, 2002, 2001, 2000 and 1999. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E for 2002, 2001, 2000 and 1999 have not yet been finalized. The impact of these changes and any other further changes will likely be material.

        Additionally, management has not completed its overall review of the Company’s historical books and records, accounting policies and practices and financial statements, and accordingly, the Company may record additional adjustments for corrections in erroneous accounting policies and practices in addition to those adjustments already recorded for PP&E, and such adjustments may be material.

        PwC has not completed its audit of the Company’s books for any period and their audit could result in further adjustments to the Company’s results of operations and those adjustments could be material.

        Furthermore, as additional information becomes available, the Company will make necessary adjustments to current periods in 2003 to the extent that they impact post bankruptcy periods. These adjustments may be material to the accompanying unaudited financial statements.

4. Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as a debtor-in-possession under Chapter 11 of the Bankruptcy Code since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

        As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to, employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may assume or reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Unless otherwise agreed to by the parties, the cost of curing any pre-petition executory contract or unexpired lease is borne by the Debtors. Any damages resulting from the rejection of executory contracts and unexpired leases are treated

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia has provided notice to all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which proofs of claims must be filed if a claimant disagrees with how such claimant’s claim appears on the Debtor’s Schedules of Liabilities. By order dated October 24, 2003, the Bankruptcy Court established a bar date for filing proofs of claim against the Debtors’ estates of January 9, 2004 at 5:00 P.M. (Eastern Time). Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the disposition of such claim. The determination of how such liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan or plans of reorganization as discussed in Note 1. Accordingly, the ultimate amount of the Company’s total liabilities is presently not determinable. On July 31, 2003, each Debtor filed with the Bankruptcy Court its Schedules of Liabilities and Statement of Financial Affairs. On or about October 8, 2003, each Debtor filed its First Amendment to its Schedules of Liabilities and Statement of Financial Affairs. On or about October 24, 2003, certain of the Debtors filed a Second Amendment to their respective Schedules of Liabilities. By order dated November 13, 2003, the Bankruptcy Court granted each Debtor an extension through January 15, 2004 to file its Schedules of Assets. On December 11, 2003, the Company filed a motion with the Bankruptcy Court requesting a further extension through March 1, 2004 to file the Schedules of Assets of each Debtor. A hearing on the motion is scheduled for January 13, 2004.

        As of November 30, 2003, the Company had liabilities subject to compromise of $46,302,834. Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

        Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5. Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

        The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by Rigas Management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the accompanying unaudited consolidated statements of operations. Based on the Company’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

6. Accounts Payable, Accrued Expenses and Other Liabilities

        To the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of November 30, 2003.

        As stated in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

7. Preferred Stock

        In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11 of the Bankruptcy Code, preferred stock dividends would have been $5,750 and $97,750 for the respective one and seventeen month periods ended November 30, 2003.

        On August 11, 2003, the Debtors initiated an adversary proceeding against the holders of various series of preferred stock of Adelphia (the “Preferred Stockholders”), seeking, among other things, to enjoin the Preferred Stockholders from exercising certain purported rights to elect directors to the Board of Directors due to Adelphia’s failure to pay dividends and alleged breaches of debt-like covenants contained in the Certificates of Designations relating to the preferred stock. On August 13, 2003, certain of the Preferred Stockholders filed an action in the Delaware Chancery Court seeking a declaratory judgment of their purported right to appoint two directors to the Board of Directors (the “Delaware Action”). On August 13, 2003, the Bankruptcy Court granted the Debtors a temporary restraining order, which, among other things, stayed the Delaware Action and temporarily enjoined the Preferred Stockholders from exercising their purported rights to elect directors to the Board of Directors. Thereafter, the Delaware Action was withdrawn.

8. Intercompany Receivables and Payables

        The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company. The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables balance included in liabilities in the accompanying unaudited consolidated balance sheet. Intercompany payables have been segregated between pre- and post- bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero as the Non-Filing Entities and CMLCV have not been included in the accompanying consolidated financial statements, as discussed in Note 1.

9. Related Party Receivables and Payables

        Related party receivables and payables represent advances to and payables from certain related parties, including TelCove and entities owned and/or controlled by the Rigas Family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the accompanying unaudited consolidated balance sheet. Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized. Management is continuing to evaluate the recoverability of related party receivables and may record reserves against such receivables in the future.

10. Cash and Cash Equivalents and Restricted Cash

        The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

        As of November 30, 2003, the Company has restricted cash of $42,426 relating to proceeds from the Tranche B Loan which are subject to issued letters of credit. In addition, as required by an agreement with the Company’s insurance provider, the Company has restricted cash for the payment of franchise obligations in the amount of $28,444. Also included in restricted cash is $13,205 related to revenue received from customers which was placed in trust as a result of a dispute arising from the acquisition of certain cable systems from Verizon Media Ventures, Inc. (“Verizon”), as discussed in Note 14. The remainder of the restricted cash balance consists of cash collateral supporting obligations under certain of the Company’s franchise agreements and surety bonding obligations.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

11. Subscriber Receivables

        Subscriber receivables consist of monthly amounts due from the Company’s customers and are reported net of allowance for doubtful accounts of $15,892.

12. Prepaid Expenses and Other Assets — Net

        Included in other assets — net are unamortized deferred financing fees of $154,976 relating to pre-petition debt obligations. Such amounts are not currently being amortized. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be reflected in the statement of operations.

13.     Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

        As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999. The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 2002, 2001, 2000 and 1999. The adjustments may be material to these periods.

        Listed below are certain investments and other assets for which (with the exception of property, plant and equipment and intangible assets) the Company has recorded an asset impairment charge during the seventeen month period ended November 30, 2003. All adjustments to be made to prior periods as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the years ended December 31, 2002 and 2001 and the re-audits as of and for the years ended December 31, 2000 and 1999.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        The tables below present the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.

Impairment of Long-Lived and Other Assets:
Seventeen Months Ended November 30, 2003
Internal Operations, Call Center and Billing System	$63,910
Competitive Local Exchange Carriers	8,224

$72,134

Other-than-Temporary Impairment of Investments and Other Assets:
Seventeen Months Ended November 30, 2003
Devon Mobile Communications, L.P.	$105,954
Buffalo Sabres	68,612
Interactive Digital TV Investments	5,387
Praxis Capital Ventures, L.P.	2,300

$182,253

Internal Operations, Call Center and Billing System

        From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of Convergence, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

        In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 was depreciated over its estimated remaining useful life beginning in November 2002 through April 2003. Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain of its CLEC assets that are expected to be sold and recorded a reserve on its CLEC trade accounts receivables of $1,351.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Devon Mobile Communications, L.P.

        The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries, holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as TelCove in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that its former subsidiary, TelCove, elected to terminate certain services significant to Devon Mobile’s operations. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court (the “Devon Bankruptcy Court”) on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional impairments of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and an incremental investment in Devon Mobile that is expected to result from the Company’s restatement of prior year financial information. As of November 2002, the Company has fully reserved for its investment and receivables in Devon Mobile. On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations (collectively, the “Company Claims”). On June 23, 2003, Devon filed a disclosure statement for the joint plan of liquidation (the “Disclosure Statement”). On or about July 25, 2003, the Devon Bankruptcy Court approved the Disclosure Statement. By order dated October 1, 2003, the Devon Bankruptcy Court confirmed Devon’s first amended joint plan of liquidation. According to the Disclosure Statement, Devon Mobile and the Official Committee of Unsecured Creditors appointed in the Devon Mobile chapter 11 cases disagree with the Company Claims and intend to file an objection seeking an order eliminating such claims in their entirety. As of the date hereof, Devon Mobile has not objected to the Company Claims.

Buffalo Sabres

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas Family. Among other assets, NFHLP owned the Buffalo Sabres, a National Hockey League team. The Company made approximately $165,000 of loans and advances, including accrued interest, to NFHLP and its subsidiaries. In November 2002, the Company recognized impairments of those loans and advances of $31,447. On January 13, 2003, NFHLP and certain of its subsidiaries (the “Niagara Debtors”) filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Western District of New York (the “NFHLP Bankruptcy Court”).

        On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement with Hockey Western New York LLC for the sale of certain assets and assumption of certain liabilities of NFHLP. In March 2003, the Company recognized an additional impairment of $37,922 as a result of the then pending sale of certain assets, including the Buffalo Sabres, and assumption of certain liabilities of NFHLP. On April 23, 2003, the sale was completed. The Company did not recover any of its loans and advances in NFHLP from such sale. The March 2003 impairment charge, combined with the November 2002 charge, and with anticipated adjustments related to restatement of the Company’s prior year financial statements, completely wrote off the Company’s loans and advances in NFHLP and its subsidiaries. On or about August 14, 2003, the NFHLP Bankruptcy Court approved the Niagara Debtors’ Disclosure Statement. On September 25, 2003, the NFHLP Bankruptcy Court approved the NFHLP joint plan of liquidation. The Niagara Debtors filed a complaint, dated November 4, 2003, against, among others, the Company and the Creditors’ Committee seeking to enforce certain purported rights against the Company and the Creditors’ Committee related to the waiver of the Company’s claims. A hearing on the complaint has not been scheduled.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Interactive Digital TV Investments

        The Company has investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary.

Praxis Capital Ventures, L.P.

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC (“Praxis Capital”), a Delaware limited liability company and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P. (“PCVLP”), a Delaware limited partnership in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. In July 2002, the Company recorded a reserve of $2,300 relating to PCVLP. The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market. By order dated October 20, 2003, the Debtors rejected the partnership agreement with Praxis Capital.

        Peter L. Venetis, the son-in-law of John J. Rigas and a former director of the Company, is the managing director of Praxis Capital Management, LLC.

Property, Plant and Equipment, and Intangible Assets

        As stated previously, the Company’s property, plant and equipment and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 2002, 2001, 2000 and 1999, as well as results of operations for the periods then ended.

        As more fully discussed in Note 3, the Company has corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for Capitalized Costs and Capitalized Installation and Construction Activities for the eleven months ended November 30, 2003. The Company is continuing its review of the historical books and records and other information; accordingly, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

14. Verizon Acquisition

        On February 28, 2002, Adelphia issued 2,112,305 shares of Adelphia stock to Verizon in exchange for certain cable systems owned by Verizon in California. Subsequent to this acquisition, certain franchise authorities filed suit against Verizon and Adelphia asserting that Verizon had not received approval from the franchise authorities for the sale as required by the franchise agreement. On May 15, 2002, the courts granted a temporary restraining order to unwind the sale. Because Verizon had vacated the area, the court ordered Adelphia to provide service on behalf of Verizon to customers in the franchise area. In addition, Adelphia was prohibited from using any funds received from these customers and was required to place all funds received from these customers in a trust account. As a result of the March 2002 temporary restraining order, Adelphia deferred the revenue received from these customers but continued to expense the costs of providing services to these customers. In the second quarter of 2003, upon appeal, the preliminary injunction was vacated. The preliminary injunction had no continuing legal effect and Adelphia, upon request, was entitled to use the funds placed in trust. As a result of the appeals court ruling, Adelphia recognized revenue, which had been deferred in prior periods, of $18,100 in June 2003.

15. Net Loss Per Weighted Average Share of Common Stock

        Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share.

16. Supplemental Cash Flow Information

        Cash payments for interest were $32,079 and $555,427 for the one and seventeen month periods ended November 30, 2003, respectively. Included in these amounts are cash payments made by the Company on behalf of the Rigas family entities of $13,576 and $237,489 for the one and seventeen month periods ended November 30, 2003, respectively, for interest on the co-borrowing credit facilities. Such payments are included in the related party receivables and payables, net in the accompanying unaudited consolidated statements of cash flows.

17. EBITDA

        The following is a summary of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) from the accompanying unaudited consolidated statements of operations for the one and seventeen month periods ended November 30, 2003. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. Management believes that EBITDA provides an alternative measure that is useful in evaluating the Company’s liquidity. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

        On January 22, 2003, the SEC issued its final ruling on “Conditions for Use of Non-GAAP Financial Measures” adopting new rules and amendments to address disclosure or release of certain financial information calculated and presented on a basis other than in accordance with GAAP. This ruling, known as Regulation G, requires disclosure or release of such non-GAAP financial measures to include a presentation of and reconciliation to the most directly comparable GAAP financial measure. Since EBITDA can be used as either a performance or liquidity measure, presented below is a reconciliation of EBITDA to net loss and net cash provided by operating activities as presented in the accompanying unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Reconciliation of EBITDA to Net Loss Applicable to Common Stockholders
	Month Ended November 30, 2003	Seventeen Months Ended November 30, 2003

EBITDA	$80,526	$1,027,816
Adjustments to reconcile EBITDA to net loss
applicable to common stockholders:
Depreciation and amortization	(75,079)	(1,246,663)
Interest expense	(31,774)	(590,026)
Income tax benefit	--	35

Net loss applicable to common stockholders	$(26,327)	$(808,838)

Reconciliation of EBITDA to Net Cash Provided by Operating Activities
	Month Ended November 30, 2003	Seventeen Months Ended November 30, 2003

EBITDA	$80,526	$1,027,816
Adjustments to reconcile EBITDA to net cash
provided by operating activities:
Amortization of bank financing costs	2,080	34,078
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,253
Minority interest in earnings (losses) of subsidiaries -
net	(332)	(10,434)
Gain on sale of assets - net	--	(1,969)
Reorganization expenses due to bankruptcy	8,398	128,130
Non-recurring professional fees, net of amounts paid	1,552	23,125
Change in Assets and Liabilities:
Subscriber receivables - net	1,891	(4,493)
Prepaid expenses - net	3,284	5,366
Other assets - net	(3,175)	(62,035)
Accounts payable	(13,521)	43,840
Subscriber advance payments and deposits	(41,570)	(5,105)
Accrued interest and other liabilities	8,682	271,610
Intercompany receivables and payables - net	(491)	(19,070)
Reorganization expenses paid during the period	(5,929)	(97,893)
Interest expense	(31,774)	(590,026)
Income tax benefit	--	35

Net cash provided by operating activities	$9,621	$997,362

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

18. Century-ML Cable Venture Bankruptcy Filing

        On September 30, 2002, CMLCV, a 50/50 joint venture between Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. This bankruptcy proceeding is administered separately from that of Adelphia. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund foreseeable operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves other communities in Puerto Rico.

        CMLCV, since October 2002, has been filing a separate monthly operating report with the Bankruptcy Court. As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, L.P. (“Highland”), a Rigas Family partnership. In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to an alleged secured obligation in the amount of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV, as well as interest and other amounts that may result from the outcome of this litigation, or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Bankruptcy Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Bankruptcy Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.” The Bankruptcy Court granted summary judgment only to such extent.

        In a decision and order dated March 31, 2003, the Bankruptcy Court denied ML Media’s request to become manager of the Venture’s cable systems. In a decision and order dated April 21, 2003, the Bankruptcy Court denied ML Media’s motion to dismiss the CMLCV bankruptcy petition, rejecting ML Media’s claim that Century improperly filed the petition without ML Media’s consent. On September 5, 2003, the Bankruptcy Court heard oral argument on ML Media’s motions for summary judgment on, and dismissal of, the counterclaims brought by Adelphia and the Venture to avoid the Recap Agreement. No ruling has yet been issued in connection with these motions. On September 17, 2003, the Bankruptcy Court entered an order authorizing Adelphia’s and Century’s rejection of the Recap Agreement.

        On May 12, 2003, the Bankruptcy Court directed ML Media, Century, Adelphia and Highland to enter into mediation to resolve the dispute. Settlement discussions between Adelphia and ML Media are continuing.

        No accrual for the outcome of the above described litigation is included in the accompanying unaudited financial statements.

        By order dated December 2, 2003, the Bankruptcy Court established a bar date for filing proofs of claim against CMLCV’s estate of January 15, 2004 at 5:00 P.M. (Eastern Time).

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

19. Customers

        The table below provides information on the number of basic customers, digital customers and high speed internet customers for the Debtors. As further described in its Current Report on Form 8-K filed May 25, 2003, the Company corrected the methodology for calculating customers previously used; therefore, the customer data set forth below may not be comparable to customer data reported prior to this correction.

	Filing Entities	Non-Filing and Rigas Entities	Total
November 30, 2003:
Basic customers	5,049,265	385,254	5,434,519
Digital customers	1,808,519	150,561	1,959,080
High speed internet customers	922,096	60,515	982,611

Total revenue generating units	7,779,880	596,330	8,376,210

October 31, 2003:
Basic customers	5,076,655	385,673	5,462,328
Digital customers	1,819,336	152,895	1,972,231
High speed internet customers	899,410	59,273	958,683

Total revenue generating units	7,795,401	597,841	8,393,242

20. Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report beginning on page 24 are for the period from November 1 through November 30, 2003 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
	For the Month Ended November 30, 2003	Reference
Gross wages paid	$46,350,061	Schedule I
Employee payroll taxes withheld	10,209,666	Schedule I
Employer payroll taxes due	3,381,064	Schedule I
Payroll taxes paid*	13,408,457	Schedule II*
Sales and other taxes due	6,726,325	Schedule III
Gross taxable sales	86,014,668	Schedule III
Real estate and personal property taxes paid	6,396,503	Schedule IV
Sales and other taxes paid	5,826,039	Schedule V
Cash disbursements	324,661,852	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not the date due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended November 30, 2003

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
14-Nov-03	$22,496,029	$4,925,551	$1,642,981
28-Nov-03	$23,854,032	$5,284,115	$1,738,083

Total	$46,350,061	$10,209,666	$3,381,064

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II
Pages 1 to 2

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended November 30, 2003

Payee	Payroll Taxes Paid	Payment Date

STATE OF ARIZONA	$ 2,288	11/3/2003
STATE OF CALIFORNIA	177,258	11/3/2003
STATE OF COLORADO	61,624	11/3/2003
STATE OF CONNECTICUT	3,498	11/3/2003
INTERNAL REVENUE SERVICE	5,933,043	11/3/2003
STATE OF IDAHO	5,375	11/3/2003
STATE OF INDIANA	1,006	11/3/2003
STATE OF KANSAS	524	11/3/2003
STATE OF KENTUCKY	22,912	11/3/2003
STATE OF MASSACHUSETTS	25,141	11/3/2003
STATE OF MAINE	27,568	11/3/2003
STATE OF NEW YORK	113,191	11/3/2003
STATE OF OHIO	75,470	11/3/2003
STATE OF OKLAHOMA	298	11/3/2003
STATE OF PENNSYLVANIA	96,200	11/3/2003
STATE OF SOUTH CAROLINA	5,401	11/3/2003
STATE OF VIRGINIA	81,619	11/3/2003
STATE OF VERMONT	15,021	11/3/2003
STATE OF WISCONSIN	1,020	11/3/2003
STATE OF CONNECTICUT	27,166	11/6/2003
STATE OF MARYLAND	1,314	11/6/2003
STATE OF PENNSYLVANIA	148	11/6/2003
STATE OF VIRGINIA	6,255	11/6/2003
STATE OF WEST VIRGINIA	1,228	11/6/2003
MICHIGAN DEPARTMENT OF REVENUE	335	11/7/2003
MISSISSIPPI STATE TAX COMMISSN	3,520	11/7/2003
NEBRASKA DEPARTMENT OF REVENUE	343	11/7/2003
TREASURER CITY OF OWENSBORO	1,071	11/7/2003
UTAH STATE TAX COMMISSION	888	11/7/2003
WEST VIRGINIA DEPT OF TAX & REV	23,623	11/7/2003
FIRST UNION ADELPHIA PAYROLL AC	75,969	11/10/2003
INTERNAL REVENUE SERVICE	2,239	11/10/2003
CITY OF HUNTINGTON	360	11/12/2003
INTERNAL REVENUE SERVICE	102,637	11/14/2003
NORTH CAROLINA DEPT OF REVENUE	11,556	11/14/2003
OREGON DEPARTMENT OF REVENUE	193	11/14/2003
STATE OF ALABAMA	1,239	11/17/2003
STATE OF ARIZONA	2,100	11/17/2003
STATE OF CALIFORNIA	163,199	11/17/2003
STATE OF COLORADO	57,462	11/17/2003
STATE OF CONNECTICUT	2,588	11/17/2003
INTERNAL REVENUE SERVICE	5,648,679	11/17/2003
STATE OF IDAHO	4,699	11/17/2003
STATE OF INDIANA	980	11/17/2003
STATE OF KANSAS	505	11/17/2003
STATE OF KENTUCKY	20,767	11/17/2003
STATE OF MASSACHUSETTS	23,497	11/17/2003
STATE OF MAINE	24,066	11/17/2003
STATE OF NEW YORK	112,165	11/17/2003
STATE OF OHIO	65,804	11/17/2003
STATE OF OKLAHOMA	328	11/17/2003
STATE OF PENNSYLVANIA	97,740	11/17/2003
STATE OF SOUTH CAROLINA	7,275	11/17/2003
STATE OF VIRGINIA	55,891	11/17/2003
STATE OF VERMONT	14,055	11/17/2003
ASHTABULA INCOME TAX	533	11/28/2003
CENTRAL COLLECTION AGENCY	30,765	11/28/2003
CITY OF CHILLICOTHE	7,569	11/28/2003
CITY OF CINCINNATI	245	11/28/2003
CITY OF CLEVELAND HEIGHTS	4,351	11/28/2003
CITY OF DANVILLE	192	11/28/2003
CITY OF HUNTINGTON	240	11/28/2003
CITY OF MACEDONIA	2,488	11/28/2003
CITY OF MARION	822	11/28/2003
CITY OF NEWARK	4,060	11/28/2003
CITY OF PITTSBURGH	946	11/28/2003
DIRECTOR OF FINANCE	183	11/28/2003
INTERNAL REVENUE SERVICE	98,631	11/28/2003
LORAIN CITY TAX	2,361	11/28/2003
MISSISSIPPI STATE TAX COMMISSN	2,448	11/28/2003
MONTANA DEPARTMENT OF REVENUE	800	11/28/2003
NEBRASKA DEPARTMENT OF REVENUE	292	11/28/2003
NORTH CAROLINA DEPT OF REVENUE	12,818	11/28/2003
OREGON DEPARTMENT OF REVENUE	194	11/28/2003
RITA	9,484	11/28/2003
SCHOOL DISTRICT INCOME TAX	2,576	11/28/2003
TREASURER CITY OF OWENSBORO	739	11/28/2003
UTAH STATE TAX COMMISSION	285	11/28/2003
VILLAGE OF GREENWOOD	536	11/28/2003
WEST VIRGINIA DEPT OF TAX & REV	14,558	11/28/2003

TOTAL	13,408,457

26-27

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III
Pages 1 to 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended November 30, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

ALABAMA DEPT. OF REVENUE	$348	$5,792
ALAMEDA COUNTY	1	16
ALBEMARLE COUNTY	4,334	A
AMHERST COUNTY TREASURER	8	A
ARIZONA DEPARTMENT OF REVENUE	126	1,868
ARKANSAS DEPARTMENT OF REVENUE	1	10
ASHLAND INDEPENDENT BOARD OF EDUCATION	10,318	343,923
AUGUSTA COUNTY	10	A
BANK OF AMERICA	413	--
BATH COUNTY SCHOOL DISTRICT	1,740	57,992
BEDFORD COUNTY	57	1,939
BEREA COUNTY SCHOOL DISTRICT	1,959	65,306
BOARD OF EQUALIZATION	145	1,872
BOARD OF EQUALIZATION	258	A
BOURBON COUNTY SCHOOL DISTRICT	611	20,370
BOYD COUNTY SCHOOL DISTRICT	3,413	113,768
BOYLE COUNTY SCHOOL DISTRICT	1,588	52,918
BREATHITT COUNTY SCHOOL DISTRICT	1,102	36,724
BRECKINRIDGE COUNTY BOARD OF EDUCATION	808	26,924
BUREAU OF TAXATION	159	3,189
BURGIN INDEPENDENT BOARD OF EDUCATION	324	10,810
BUTLER COUNTY SCHOOL DISTRICT	45	1,504
CA TELECONNECT FUND	16	--
CAMPBELL COUNTY TREASURER	134	A
CARTER COUNTY SCHOOL DISTRICT	1,656	55,186
CATTARAUGUS COUNTY	26	A
CCHCF-A	72	--
CHARLOTTESVILLE CITY TREASURER	2,177	A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE	22	A
CHCF-B	928	34,384
CHESTERFIELD COUNTY	117	2,098
CHESTERFIELD COUNTY	214	A
CITY OF ALAHAMBRA	5	95
CITY OF ALBION	1	23
CITY OF ALGOURA HILLS	2	31
CITY OF ARCADIA	13	259
CITY OF ARTESIA	--	6
CITY OF ASOTIN	--	1
CITY OF BALDWIN PARK	4	146
CITY OF BALDWIN PARK	3,845	128,177
CITY OF BEAUMONT	7	230
CITY OF BEAUMONT	2,090	69,658
CITY OF BELLFLOWER	1	21
CITY OF BERKELEY	--	4
CITY OF BOTHELL	1	21
CITY OF BRAWLEY	7	186
CITY OF BRAWLEY	6,757	168,920
CITY OF BURBANK	3	49
CITY OF CALABASAS	5	103
CITY OF CHARLOTTESVILLE	14,954	161,889
CITY OF CHARLOTTESVILLE	54,700	546,996
CITY OF CHICO	--	1
CITY OF CHULA VISTA	--	1
CITY OF CLAREMONT	--	1
CITY OF CLOVERDALE	1	35
CITY OF COLFAX	1	11
CITY OF COLORADO SPRINGS	200	8,008
CITY OF COVINA	8	137
CITY OF CULVER CITY	6	54
CITY OF DESERT HOT SPRINGS	4	81
CITY OF DOWNEY	--	4
CITY OF EDMONDS	1	14
CITY OF EL MONTE	1	21
CITY OF ELK GROVE	--	17
CITY OF FONTANA	11	224
CITY OF FONTANA	36,675	733,492
CITY OF GARDENA	--	6
CITY OF GLENDALE	3	43
CITY OF HARRISONBURG TREASURER	23	A
CITY OF HAWTHORNE	1	25
CITY OF HERMOSA	13	217
CITY OF HERMOSA BEACH	17,406	290,104
CITY OF HOLTVILLE	1	19
CITY OF HOLTVILLE	1,755	35,108
CITY OF HUNTINGTON BEACH	2	45
CITY OF INDIO	--	4
CITY OF INGLEWOOD	5	47
CITY OF ISSAQUAH	--	4
CITY OF KALAMA	4	67
CITY OF KELSO	27	447
CITY OF KELSO	6,693	111,550
CITY OF KIRKLAND	--	3
CITY OF LA HABRA	30	503
CITY OF LA HABRA	25,509	425,149
CITY OF LA PALMA	1	11
CITY OF LA VERNE	20	491
CITY OF LAKEWOOD	--	6
CITY OF LAWNDALE	--	--
CITY OF LONG BEACH	12	204
CITY OF LONGVIEW	87	1,447
CITY OF LONGVIEW	22,212	370,195
CITY OF LOS ANGELES	1,068	10,675
CITY OF LYNWOOD	--	1
CITY OF MALIBU	--	4
CITY OF MAYWOOD	1	14
CITY OF MONTCLAIR	2	49
CITY OF MONTEREY PARK	1	27
CITY OF MORENO VALLEY	58	962
CITY OF MORENO VALLEY	55,189	919,814
CITY OF NORWALK	2	29
CITY OF OAKLAND	1	12
CITY OF OLYMPIA	2	33
CITY OF PALM SPRINGS	--	9
CITY OF PALOUSE	2	30
CITY OF PALOUSE	615	8,792
CITY OF PASADENA	8	91
CITY OF PICO RIVERA	6	114
CITY OF PICO RIVERA	10,875	217,501
CITY OF PLACENTIA	9	255
CITY OF PLACENTIA	14,022	400,632
CITY OF POMONA	--	1
CITY OF PORT HUENEME	6	160
CITY OF PORT HUENEME	8,407	210,176
CITY OF PORTERVILLE	--	8
CITY OF PULLMAN	23	285
CITY OF REDONDO BEACH	62	1,302
CITY OF REDONDO BEACH	41,329	870,077
CITY OF RIALTO	39	483
CITY OF RIALTO	45,159	564,485
CITY OF RICHLAND	1	7
CITY OF RICHMOND	15,486	98,774
CITY OF RICHMOND	1,718	A
CITY OF RIVERSIDE	9	139
CITY OF SALEM	1	A
CITY OF SALINAS	1	17
CITY OF SAN BERNARDINO	29	360
CITY OF SAN BERNARDINO	66,571	832,136
CITY OF SAN BUENAVENTURA	33,870	677,407
CITY OF SANTA ANA	21	345
CITY OF SANTA BARBARA	2	38
CITY OF SANTA CRUZ	--	--
CITY OF SANTA MONICA	152	1,522
CITY OF SANTA MONICA	135,932	1,359,323
CITY OF SANTA ROSA	--	9
CITY OF SEAL BEACH	12	106
CITY OF SEATTLE	1	10
CITY OF SEQUIM	1	40
CITY OF SIERRA MADRE	2	106
CITY OF SOUTH PASADENA	1	27
CITY OF SPOKANE	1	17
CITY OF STANTON	--	2
CITY OF TACOMA	0	1
CITY OF TORRANCE	3	49
CITY OF VALLEJO	1	8
CITY OF VANCOUVER	3	56
CITY OF VENTURA	29	585
CITY OF WAYNESBORO	26,831	268,311
CITY OF WESTMINISTER	1	19
CITY OF WHITTIER	13	266
CITY OF WINCHESTER	15,785	157,849
CITY OF WINLOCK	1	17
CITY OF WOODLAND	3	62
CITY OF ZILLAH	--	6
CLARKE COUNTY	2	A
CLOVERPORT INDEPENDENT SCHOOL DISTRICT	286	9,533
COLORADO DEPT. OF REVENUE	320	16,482
COLORADO DEPT. OF REVENUE	3,074	95,900
COMMISSIONER OF REVENUE SERVICES	75,695	1,441,813
COMMISSIONER OF REVENUE SERVICES	91,090	1,518,167
COMMISSIONER OF TAXATION	77	--
COMMONWEALTH OF MASSACHUSETTS	4,737	94,742
COMPTROLLER OF MARYLAND	13,082	261,648
COMPTROLLER OF PUBLIC ACCOUNTS	16	333
COMPTROLLER, CITY OF BUFFALO	12,800	426,667
COUNTY OF ALBEMARLE	8,772	94,511
COUNTY OF LOS ANGELES	961	19,218
COUNTY OF MONTGOMERY	9,485	94,849
COUNTY OF SACRAMENTO	1	21
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,716	157,186
DANVILLE, CITY OF	3,947	A
DAVIESS COUNTY BOARD OF EDUCATION	17,362	578,722
DAVIESS COUNTY SCHOOL DISTRICT	308	10,254
DEPARTMENT OF TAX & REVENUE (WEST VIRGINIA)	13,642	227,375
DES MOINES	1	14
ELLIOT COUNTY SCHOOL DISTRICT	298	9,928
ERIE COUNTY COMPTROLLER	5,813	A
FAUQUIER COUNTY	24	A
FLORIDA C.S.T. FUND	160,146	1,118,444
FLORIDA DEPARTMENT OF REVENUE	141,961	2,407,902
FLORIDA DEPARTMENT OF REVENUE	3,021,089	21,534,044
FRANKLIN COUNTY PUBLIC SAFETY	2	A
FRANKLIN COUNTY SCHOOL DISTRICT	92	3,074
FREDERICK COUNTY	194	A
GARRAD COUNTY SCHOOL DISTRICT	1,021	34,027
GENESEE, COUNTY OF	11	A
GEORGIA DEPARTMENT OF REVENUE	13,730	204,965
GREENE COUNTY	14	A
HALIFAX COUNTY TREASURER	3	A
HANCOCK COUNTY BOARD OF EDUCATION	874	29,121
HANOVER COUNTY	96	30,957
HANOVER COUNTY TREASURER	399	A
HARLAN COUNTY SCHOOL DISTRICT	252	8,394
HARRISON COUNTY SCHOOL DISTRICT	2,730	90,986
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,665	88,831
HENDERSON COUNTY BOARD OF EDUCATION	2,323	77,437
HENRICO COUNTY	3,054	40,130
HENRICO COUNTY	1,449	A
ID USF	27	--
IDAHO STATE TAX COMMISSION	4,177	69,614
INDIANA DEPARTMENT OF REVENUE	29,583	493,043
INTERNAL REVENUE SERVICE	67,330	2,244,337
JACKSON INDEPENDENT SCHOOLS	556	18,550
JESSAMINE COUNTY BOARD OF EDUCATION	7,738	257,918
KANSAS DEPT. OF REVENUE	18,032	246,992
KENTUCKY REVENUE CABINET	1,915	31,917
LAUREL COUNTY SCHOOL DISTRICT	10,861	362,036
LEE COUNTY SCHOOL DISTRICT	1,151	38,377
LESLIE COUNTY SCHOOL DISTRICT	958	31,946
LETCHER COUNTY BOARD OF EDUCATION	805	26,821
LEWIS COUNTY BOARD OF EDUCATION	957	38,297
LEWIS COUNTY SCHOOL DISTRICT	294	11,766
LINCOLN COUNTY BOARD OF EDUCATION	1,364	45,459
LOGAN COUNTY SCHOOL DISTRICT	31	1,033
LYNCHBURG, CITY OF	401	A
MADISON COUNTY SCHOOL DISTRICT	18,993	633,089
MAINE REVENUE SERVICES	273,520	5,470,409
MARION COUNTY BOARD OF EDUCATION	4,069	135,618
MATTHEWS, CAROLE, TREASURER	20,465	--
MCLEAN COUNTY SCHOOL DISTRICT	926	30,873
MENIFEE COUNTY SCHOOL DISTRICT	674	22,472
MERCER COUNTY SCHOOL DISTRICT	1,728	57,608
MINNESOTA DEPARTMENT OF REVENUE	2	182
MISSISSIPPI STATE TAX COMMISSION	1,636	23,371
MISSISSIPPI STATE TAX COMMISSION	41,489	592,702
MORGAN COUNTY SCHOOL DISTRICT	1,250	41,665
NC DEPARTMENT OF REVENUE	13,865	196,042
NECA PAUSF	1,580	--
NECA VUSF	243	19,128
NELSON COUNTY BOARD OF EDUCATION	1,176	39,187
NICHOLAS COUNTY SCHOOL DISTRICT	659	21,960
NJ DIVISION OF TAXATION	755	12,591
NYS ESTIMATED CORPORATION TAX	671	26,830
NYS ESTIMATED CORPORATION TAX	39,694	1,587,770
NYS ESTIMATED CORPORATION TAX	4,063	1,816,543
NYS SALES TAX PROCESSING	80,519	983,828
OHIO COUNTY SCHOOL DISTRICT	25	831
OKLAHOMA TAX COMMISSION	929	16,792
ORLEANS COUNTY TREASURER	4	A
OWENSBORO BOARD OF EDUCATION	12,228	407,586
OWSLEY COUNTY BOARD OF EDUCATION	382	12,731
PA DEPARTMENT OF REVENUE	12	199
PA DEPARTMENT OF REVENUE	221,887	4,043,760
PA DEPT. OF REVENUE	4,792	95,801
PAGE COUNTY	15	A
PARIS INDEPENDENT SCHOOL DISTRICT	2,995	99,842
PERRY COUNTY SCHOOL DISTRICT	292	9,741
PITTSYLVANIA COUNTY	81	A
POWELL COUNTY SCHOOL DISTRICT	2,807	93,569
POWHATTAN COUNTY TREASURER	36	A
PSU	225	--
PUBLIC SERVICE TAXATION DIVISION	1,563	--
PULASKI COUNTY TREASURER	1	A
RHODE ISLAND DIVISION OF TAXATION	8	121
ROANOKE COUNTY	3	A
ROCKCASTLE COUNTY SCHOOL DISTRICT	869	28,973
RUSSELL INDEPENDENT SCHOOL DISTRICT	6,154	205,141
SCHOHARIE COUNTY TREASURER	3	A
SCOTT COUNTY SCHOOL DISTRICT	7,140	238,001
SOUTH CAROLINA DEPT. OF REVENUE	49,830	958,991
SPOTSYLVANIA COUNTY	48	A
STATE OF CONNECTICUT	262,714	4,378,571
STATE OF CONNECTICUT (GROSS RECEIPTS)	225,240	4,504,806
STATE OF MICHIGAN	136	2,267
STATE OF NEW HAMPSHIRE	2,208	31,545
STATE OF NEW HAMPSHIRE	72,605	1,037,218
STATE TAX DEPARTMENT	255,587	4,259,777
STAUNTON COUNTY	52	A
TN DEPARTMENT OF REVENUE	62,482	647,037
TOWN OF BLACKSBURG	16,512	165,124
TOWN OF MT CRESTED BUTTE	1,190	26,452
TOWN OF SOUTH BOSTON	4,855	48,554
TREASURER STATE OF OHIO	140,252	1,899,297
UNION COUNTY SCHOOL DISTRICT	2,712	90,394
USAC	53,379	0
VERMONT DEPARTMENT OF TAXES	1,155	19,246
VERMONT DEPARTMENT OF TAXES	320,675	5,344,586
VIRGINIA DEPARTMENT OF TAXATION	9,349	207,747
WARREN COUNTY TREASURER	12	A
WASHINGTON COUNTY BOARD OF EDUCATION	1,360	45,319
WASHINGTON DEPT. OF REVENUE	1,430	18,575
WEBSTER COUNTY BOARD OF EDUCATION	882	29,401
WINCHESTER CITY TREASURER	939	A
WISCONSIN DEPARTMENT OF REVENUE	7	187
WOLFE COUNTY SCHOOL DISTRICT	1,067	35,553
WOODFORD COUNTY BOARD OF EDUCATION	4,810	160,320
WYOMING COUNTY TREASURER	8	A
WYOMING DEPARTMENT OF REVENUE	3	125

Total	$6,726,325	$86,014,668

Note (A): The 911 surcharge is based upon the number of phone lines and not as a function of gross taxable sales.

28-35

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV
Pages 1 to 5

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended November 30, 2003

Payee	Amount Paid	Check Date

ALACHUA COUNTY	$3,215	11/26/03
ASCOM HASLER/GE CAP PROG	44	11/19/03
BAILEYVILLE TOWN	1,653	11/26/03
BEDFORD AREA SCHOOL	624	11/14/03
BETHEL TOWN	5,252	11/04/03
BLACKBURN CENTER, LLC	433	11/26/03
BOROUGH OF COUDERSPORT	1,317	11/07/03
BREVARD COUNTY	7,636	11/14/03
BRIDGEWATER TOWN TREASURER	630	11/28/03
BRIGHTON TOWN	479	11/04/03
BROADWAY TOWN	256	11/28/03
BUCHANAN COUNTY	8,806	11/17/03
CAL & JOANNE FAMILY LTD PRTNRSP	200	11/21/03
CAMPBELL COUNTY	4,021	11/17/03
CARROLL COUNTY TREAS	222	11/28/03
CHARLES CITY COUNTY	1,884	11/28/03
CITY OF BUENA VISTA	1,047	11/28/03
CITY OF COLONIAL HEIGHTS	27,247	11/20/03
CITY OF DANVILLE	2,344	11/17/03
CITY OF DANVILLE	9,805	11/28/03
CITY OF GALAX	803	11/17/03
CITY OF HOPEWELL	20,333	11/20/03
CITY OF LEBANON	1,734	11/17/03
CITY OF LEBANON	7,446	11/28/03
CITY OF NEWPORT	20,825	11/04/03
CITY OF SALEM	333	11/17/03
CITY OF SALEM	1,297	11/28/03
CITY OF WAYNESBORO	4,611	11/17/03
CLARKE COUNTY TREASURER	807	11/17/03
COLLIER COUNTYT AX COLLECTOR	6,627	11/21/03
COUNTY OF AUGUSTA	8,258	11/17/03
COUNTY OF CITRUS	7,647	11/17/03
COUNTY OF CITRUS	59,570	11/26/03
COUNTY OF GRAYSON	2,071	11/17/03
COUNTY OF HENRICO	26	11/28/03
COUNTY OF MATHEWS	1,789	11/17/03
COUNTY OF OSCEOLA	63,960	11/14/03
COUNTY OF PRINCE GEORGE	1,287	11/20/03
COUNTY OF ROCKINGHAM	7,819	11/17/03
COUNTY OF ROCKINGHAM	18,368	11/28/03
COUNTY OF WARREN (BL)	7,314	11/28/03
CULPEPER COUNTY, TREASURER	27,234	11/28/03
DADE COUNTY TAX COLLECTOR	10,463	11/17/03
DADE COUNTY TAX COLLECTOR	752,017	11/14/03
DEXTER TOWN	10,798	11/07/03
DICK LARSEN TREASURER	32,771	11/17/03
DONALD E AND DORIS D BRADLEY	101	11/11/03
DORIS LAWTON	145	11/28/03
DORIS LAWTON	783	11/14/03
DOUG BELDON, TAX COLLECTOR	412	11/21/03
EARL WOOD TAX COLLECTOR	741	11/21/03
EASTLAKE COMMERCIAL	69	11/26/03
EDGECOMB TOWN TAX COLLECTOR	243	11/07/03
ELKTON TOWN	54	11/17/03
F & F REALTY CO	237	11/13/03
FINISTERRA CORPORATION	21,817	11/11/03
FLING A. TRAYLOR	19,481	11/20/03
FREDERICKSBURG CITY TREASURER	179	11/04/03
FREDRICK COUNTY TREASURER	1,102	11/17/03
FREDRICK COUNTY TREASURER	11,013	11/28/03
GALLITZIN BOROUGH	333	11/03/03
GE CAPITAL	128	11/07/03
GECFS BY APEX AS AGENT	1,193	11/17/03
GILCHRIST COUNTY	4,327	11/17/03
GLADES COUNTY	38,949	11/17/03
GROTON TOWN	61	11/17/03
HALIFAX TOWN TREASURER	11,849	11/28/03
HALL COUNTY TAX COMMISSIONER	31,676	11/17/03
HARRISONBURG CITY	14,962	11/17/03
HENRICO COUNTY	119,496	11/17/03
HENRY COUNTY TREASURER	454	11/22/03
HERRY COUNTY TREASURER	2,086	11/28/03
HILLSBOROUGH COUNTY TAX COLLECT	66,163	11/17/03
IMPERIAL COUNTY TAX COLLECTOR	63,437	11/17/03
IOS CAPITAL	162	11/25/03
JACKSON COUNTY TREASURER	6,435	11/04/03
JACKSON COUNTY TREASURER	31,499	11/13/03
JEFFERSON COUNTY	6,382	11/14/03
KIR TEMECULA L.P.	105	11/25/03
LANCASTER CENTRAL SCHOOL DISTRI	2	11/14/03
LARRY C O'STEEN	276,676	11/17/03
LARRY SCHREDER	960	11/07/03
LASSEN COUNTY TAX COLLECTOR	1,856	11/28/03
LEE COUNTY TAX COLLECTOR	1,012	11/21/03
LENOX TOWN TAX COLLECTOR	2,299	11/03/03
LINCOLN COUNTY TREASURER	1,410	11/17/03
LIVERMORE TOWN	8,748	11/04/03
LOS ANGELES COUNTY CA	10,074	11/07/03
LOS ANGELES COUNTY CA	126,293	11/14/03
LOUDOUN COUNTY	452	11/28/03
LOUISA COUNTY TREASURER	226	11/17/03
LRC, COLORADO LLC	3,008	11/04/03
LYNCHBURG CITY	4,470	11/04/03
MADISON COUNTY	97	11/28/03
MADISON COUNTY	17,365	11/17/03
MARION COUNTY	17,989	11/07/03
MARION COUNTY OH	13,349	11/17/03
MCKEAN COUNTY /OTTO TOWNSHIP	190	11/14/03
MCKEAN COUNTY/WET	84	11/07/03
MENDOCINO COUNTY	4,816	11/17/03
MOULTONBOROUGH	315	11/17/03
MOUNT AIRY TOWN	1,568	11/07/03
NASSAU COUNTY	30,913	11/17/03
NEW IPSWICH TOWN O	1,594	11/17/03
NEWPORT TOWN	3,722	11/04/03
NORTHVILLE CENTRAL SCHOOL	3,241	11/03/03
OKEECHOBEE COUNTY TAX COLLECTOR	2,027	11/14/03
ORANGE COUNTY	25,337	11/14/03
ORANGE COUNTY	364,002	11/17/03
PACIFIC CORPORATE STRUCTURES	1,637	11/21/03
PAGE COUNTY	876	11/17/03
PALM BEACH COUNTY TAX COLLECTOR	1,896	11/21/03
PALM BEACH COUNTY TAX COLLECTOR	6,552	11/26/03
PALM BEACH COUNTY TAX COLLECTOR	2,655,745	11/14/03
PATRICK COUNTY TREASURER	6,806	11/17/03
PITNEY BOWES CREDIT CORPORATION	110	11/12/03
PITTSYLVANIA COUNTY	1,223	11/28/03
PITTSYLVANIA COUNTY	8,284	11/17/03
PLYMOUTH TOWNSHIP PA	86	11/14/03
POLK COUNTY TREASURE	14,751	11/14/03
POWHATAN COUNTY TREASURER	10,364	11/17/03
RIVERSIDE COUNTY TREASURER	198	11/17/03
RIVERSIDE COUNTY TREASURER	20,182	11/28/03
ROANOKE CITY TREASURER	6,010	11/14/03
SAN BERNARDINO COUNTY TREASURER	2,991	11/17/03
SAN BERNARDINO COUNTY TREASURER	158,563	11/28/03
SAN DIEGO COUNTY	17,900	11/28/03
SCIOTO COUNTY	40,192	11/17/03
SMITHFIELD TOWN	2,915	11/07/03
SMYTH COUNTY TREASURER	3,189	11/17/03
SPOTSYLVANIA COUNTY	8,605	11/28/03
SPOTSYLVANIA COUNTY	86,843	11/14/03
SSD SYSTEMS	2	11/12/03
ST ALBANS CITY TREASURER	3,506	11/07/03
ST LUCIE COUNTY	469,768	11/07/03
STAFFORD COUNTY	78,012	11/28/03
STOCKBRIDGE TOWN	1,064	11/14/03
THOMAS SKELTON, TREASURER	3,952	11/4/03
TOSHIBA AMERICA INFORMATION	152	11/07/03
TOWN OF ADAMS	1,534	11/17/03
TOWN OF BENNINGTON	1,726	11/03/03
TOWN OF BIG STONE GAP	57	11/28/03
TOWN OF BLACKSBURG	237	11/17/03
TOWN OF BOURNE	1,243	11/03/03
TOWN OF BUCKFIELD	8,585	11/14/03
TOWN OF CAMPTON	510	11/14/03
TOWN OF CHARLOTTE	5,705	11/04/03
TOWN OF CHILMARK	508	11/03/03
TOWN OF COLCHESTER	27,556	11/04/03
TOWN OF CONWAY	4,566	11/14/03
TOWN OF CORNISH	63	11/14/03
TOWN OF EDGARTOWN	790	11/28/03
TOWN OF EMBDEN	546	11/26/03
TOWN OF FALMOUTH	10,939	11/07/03
TOWN OF FERRISBURGH	1,053	11/28/03
TOWN OF FRIES	51	11/17/03
TOWN OF GLOVER	120	11/07/03
TOWN OF GORDONSVILLE	33	11/28/03
TOWN OF HINESBURG	4,910	11/04/03
TOWN OF HURT	82	11/14/03
TOWN OF INDEPENDENCE	223	11/14/03
TOWN OF LINCOLN	13,925	11/03/03
TOWN OF LITTLETON TAX COLLECTOR	7,463	11/14/03
TOWN OF LONDONDERRY	24,787	11/28/03
TOWN OF MARION	467	11/28/03
TOWN OF MIDDLESEX	4,774	11/04/03
TOWN OF MILAN	309	11/14/03
TOWN OF MONT VERNON	1,202	11/17/03
TOWN OF MORRISTOWN	2,491	11/04/03
TOWN OF NEW VINEYARD	403	11/07/03
TOWN OF NEWCASTLE	3,827	11/14/03
TOWN OF ORANGE	234	11/28/03
TOWN OF OWL'S HEAD	1,594	11/03/03
TOWN OF PLYMOUTH	4,814	11/17/03
TOWN OF RICHLANDS	508	11/20/03
TOWN OF RUMNEY	16	11/17/03
TOWN OF SHELBURNE	11,794	11/04/03
TOWN OF STANLEY	51	11/28/03
TOWN OF SUTTON	402	11/14/03
TOWN OF TEMPLE	4,256	11/14/03
TOWN OF WATERBORO	21,147	11/26/03
TOWN OF WHITEFIELD	2,086	11/26/03
TOWN OF WOODSTOCK	398	11/07/03
TREASURER OF FRONT ROYAL TOWN	470	11/28/03
TREASURER OF TAZEWELL COUNTY	1,906	11/20/03
TREASURER, TOWN OF EAST	4,087	11/04/03
UNION COUNTY	4,875	11/17/03
UNION COUNTY SHERIFF TREASURER	635	11/12/03
UTICA CITY SCHOOL DISTRICT	20,083	11/28/03
VENTURA COUNTY TAX COLLECTOR	23,054	11/28/03
VILLAGE OF SAXTONS RIVER	21	11/14/03
WAKEFIELD TOWN	127	11/14/03
WALDOBORO TOWN	5,461	11/04/03
WATERVILLE CITY	5,565	11/28/03
WEST CANADA VALLEY CENTRAL	490	11/03/03
WHITESBURG CITY	1,539	11/17/03
WISCASSET TOWN	3,637	11/28/03
WISE TOWN TAX COLLECTOR	41	11/17/03
WOODSTOCK TOWN	661	11/17/03

Total	$6,396,503

36-40

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V
Pages 1 to 6

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended November 30, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

ALBEMARLE COUNTY	911 Surcharge	$4,348	11/25/03
AMHERST COUNTY	911 Surcharge	8	11/25/03
BOARD OF EQUALIZATION	911 Surcharge	254	11/25/03
CAMPBELL COUNTY	911 Surcharge	141	11/25/03
CATTARAUGUS COUNTY	911 Surcharge	26	11/25/03
CHESTERFIELD COUNTY	911 Surcharge	214	11/19/03
CITY OF CHARLOTTESVILLE	911 Surcharge	2,186	11/25/03
CITY OF DANVILLE	911 Surcharge	4,053	11/25/03
CITY OF HARRISONBURG TREASURER	911 Surcharge	23	11/25/03
CITY OF LYNCHBURG	911 Surcharge	374	11/25/03
CITY OF RICHMOND	911 Surcharge	1,680	11/25/03
CITY OF SALEM	911 Surcharge	6	11/28/03
CITY OF STAUNTON	911 Surcharge	52	11/25/03
CITY OF WINCHESTER	911 Surcharge	982	11/25/03
COUNTY OF AUGUSTA	911 Surcharge	10	11/25/03
COUNTY OF GENESEE	911 Surcharge	11	11/25/03
COUNTY OF PULASKI	911 Surcharge	6	11/25/03
DIRECTOR OF FINANCE	911 Surcharge	22	11/25/03
ERIE COUNTY COMPTROLLER	911 Surcharge	5,813	11/25/03
FAUQUIER COUNTY TREASURER	911 Surcharge	24	11/25/03
FRANKLIN COUNTY PUBLIC SAFETY	911 Surcharge	5	11/25/03
FREDRICK COUNTY TREASURER	911 Surcharge	194	11/25/03
GREENE COUNTY	911 Surcharge	14	11/25/03
HENRICO COUNTY	911 Surcharge	1,574	11/25/03
ORLEANS COUNTY TREASURER	911 Surcharge	7	11/25/03
PAGE COUNTY	911 Surcharge	15	11/25/03
PITTSYLVANIA COUNTY	911 Surcharge	81	11/25/03
POWHATAN COUNTY TREASURER	911 Surcharge	36	11/25/03
SPOTSYLVANIA COUNTY	911 Surcharge	48	11/25/03
TREASURER OF HANOVER COUNTY	911 Surcharge	399	11/25/03
WARREN COUNTY TREASURER	911 Surcharge	12	11/25/03
WYOMING COUNTY NY	911 Surcharge	9	11/25/03
INTERNAL REVENUE SERVICE	Federal Excise Tax	31,093	11/10/03
INTERNAL REVENUE SERVICE	Federal Excise Tax	33,376	11/25/03
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	287	11/12/03
ARIZONA DEPARTMENT OF REVENUE	Gross Receipts Tax	18	11/12/03
BOYD COUNTY SCHOOL D	Gross Receipts Tax	16	11/14/03
CALIFORNIA HIGH COST FUND - A	Gross Receipts Tax	71	11/07/03
CALIFORNIA HIGH COST FUND-B	Gross Receipts Tax	917	11/07/03
CITY OF MONTEREY PARK	Gross Receipts Tax	6	11/19/03
CITY OF AHLAMBRA	Gross Receipts Tax	5	11/19/03
CITY OF ARCADIA	Gross Receipts Tax	13	11/19/03
CITY OF BALDWIN PARK	Gross Receipts Tax	6	11/19/03
CITY OF BEAUMONT	Gross Receipts Tax	6	11/19/03
CITY OF BELLFLOWER	Gross Receipts Tax	6	11/19/03
CITY OF BRAWLEY	Gross Receipts Tax	8	11/19/03
CITY OF CALABASAS	Gross Receipts Tax	10	11/19/03
CITY OF COVINA	Gross Receipts Tax	6	11/19/03
CITY OF CULVER CITY	Gross Receipts Tax	5	11/19/03
CITY OF DESERT HOT SPRINGS	Gross Receipts Tax	5	11/19/03
CITY OF FONTANA	Gross Receipts Tax	11	11/19/03
CITY OF HERMOSA BEACH	Gross Receipts Tax	14	11/19/03
CITY OF INGLEWOOD	Gross Receipts Tax	5	11/19/03
CITY OF LA HABRA	Gross Receipts Tax	30	11/19/03
CITY OF LA VERNE	Gross Receipts Tax	17	11/19/03
CITY OF LONG BEACH	Gross Receipts Tax	10	11/19/03
CITY OF LOS ANGELES	Gross Receipts Tax	1,039	11/26/03
CITY OF LOS ANGELES	Gross Receipts Tax	1,109	11/19/03
CITY OF MONTCLAIR	Gross Receipts Tax	6	11/19/03
CITY OF MORENO VALLEY	Gross Receipts Tax	63	11/19/03
CITY OF NORWALK	Gross Receipts Tax	6	11/19/03
CITY OF PALM SPRINGS	Gross Receipts Tax	5	11/19/03
CITY OF PASADENA	Gross Receipts Tax	7	11/19/03
CITY OF PICO RIVERA	Gross Receipts Tax	7	11/19/03
CITY OF PLACENTIA	Gross Receipts Tax	9	11/19/03
CITY OF POMONA	Gross Receipts Tax	5	11/19/03
CITY OF PORT HUENEME	Gross Receipts Tax	9	11/19/03
CITY OF PULLMAN	Gross Receipts Tax	22	11/12/03
CITY OF REDONDO BEACH	Gross Receipts Tax	65	11/19/03
CITY OF RIVERSIDE	Gross Receipts Tax	12	11/19/03
CITY OF SAN BERNARDINO	Gross Receipts Tax	29	11/19/03
CITY OF SANTA ANA	Gross Receipts Tax	24	11/19/03
CITY OF SANTA BARBARA	Gross Receipts Tax	5	11/19/03
CITY OF SANTA MONICA	Gross Receipts Tax	177	11/19/03
CITY OF SEAL BEACH	Gross Receipts Tax	13	11/19/03
CITY OF TORRANCE	Gross Receipts Tax	7	11/19/03
CITY OF VALLEJO	Gross Receipts Tax	6	11/19/03
CITY OF VENTURA	Gross Receipts Tax	30	11/19/03
CITY OF WHITTIER	Gross Receipts Tax	12	11/19/03
COLORADO DEPARTMENT OF REVENUE	Gross Receipts Tax	101	11/12/03
DAVIESS CO BOARD OF EDUCATION	Gross Receipts Tax	18	11/14/03
DAVIESS CO BOARD OF EDUCATION	Gross Receipts Tax	18	11/19/03
DEAF TRUST	Gross Receipts Tax	16	11/07/03
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	4,085	11/20/03
GEORGIA DEPARTMENT OF REVENUE	Gross Receipts Tax	61	11/12/03
IDAHO UNIVERSAL SERV	Gross Receipts Tax	25	11/20/03
MADISON COUNTY SCHOOL DISTRICT	Gross Receipts Tax	45	11/19/03
NECA VUSF	Gross Receipts Tax	230	11/12/03
PA DEPARTMENT OF REVENUE	Gross Receipts Tax	178	11/20/03
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	225	11/19/03
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	2,090	11/12/03
UNIVERSAL LIFETIME TELEPHONE SE	Gross Receipts Tax	408	11/07/03
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	16,750	11/07/03
WASHINGTON DEPT OF REVENUE	Gross Receipts Tax	55	11/17/03
ALABAMA DEPT OF REVENUE	Sales Tax	499	11/20/03
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	38	11/12/03
BOARD OF EQUALIZATION	Sales Tax	15	11/24/03
CITY OF COLORADO SPRINGS	Sales Tax	204	11/13/03
CITY OF LA HABRA	Sales Tax	24,992	11/10/03
COLORADO DEPARTMENT OF REVENUE	Sales Tax	210	11/12/03
COLORADO DEPARTMENT OF REVENUE	Sales Tax	3,000	11/20/03
COMMONWEALTH OF MASS	Sales Tax	67	11/17/03
COMMONWEALTH OF MASS	Sales Tax	1,746	11/14/03
COMPTROLLER OF MARYLAND	Sales Tax	6,361	11/20/03
COMPTROLLER OF MD	Sales Tax	5,946	11/20/03
CONNECTICUT DEPT OF REVENUE	Sales Tax	89,253	11/28/03
DEPARTMENT OF TAX & REVENUE	Sales Tax	13,614	11/13/03
FLORIDA DEPT OF REVENUE	Sales Tax	142,073	11/20/03
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	13,810	11/12/03
IDAHO STATE TAX COMMISSION	Sales Tax	3,580	11/12/03
INDIANA DEPT OF REVENUE	Sales Tax	1,298	11/12/03
INDIANA DEPT OF REVENUE	Sales Tax	28,213	11/20/03
KANSAS DEPT OF REVENUE	Sales Tax	17,264	11/25/03
KENTUCKY REVENUE CABINET	Sales Tax	1,901	11/20/03
MAINE REVENUE SERVICES	Sales Tax	16,810	11/14/03
MAINE REVENUE SERVICES	Sales Tax	257,595	11/17/03
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	44,014	11/12/03
NEW JERSEY SALES TAX	Sales Tax	787	11/12/03
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	13,572	11/12/03
NYS SALES TAX PROCESSING	Sales Tax	13,089	11/17/03
NYS SALES TAX PROCESSING	Sales Tax	59,660	11/21/03
OKLAHOMA TAX COMMISSION	Sales Tax	939	11/12/03
PA DEPARTMENT OF REVENUE	Sales Tax	176,609	11/20/03
PA DEPT. OF REVENUE	Sales Tax	6,765	11/17/03
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	49,333	11/20/03
STATE OF MICHIGAN	Sales Tax	139	11/12/03
STATE TAX DEPARTMENT	Sales Tax	101,301	11/07/03
TENNESSEE DEPT OF REVENUE	Sales Tax	61,756	11/20/03
TREASURER OF STATE OF OHIO	Sales Tax	73,740	11/21/03
TREASURER STATE OF OHIO	Sales Tax	4,883	11/20/03
TREASURER STATE OF OHIO	Sales Tax	23,057	11/19/03
TREASURER STATE OF OHIO	Sales Tax	43,484	11/21/03
VERMONT DEPT OF TAXES	Sales Tax	109,092	11/20/03
VERMONT DEPT OF TAXES	Sales Tax	171,267	11/19/03
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	6,658	11/17/03
WASHINGTON DEPT OF REVENUE	Sales Tax	300	11/17/03
WASHINGTON DEPT OF REVENUE	Sales Tax	1,239	11/19/03
WEST VIRGINIA STATE TAX DEPT	Sales Tax	147,164	11/14/03
FLORIDA C.S.T. FUND	Telecommunications Tax	160,465	11/20/03
FLORIDA DEPT OF REVENUE	Telecommunications Tax	2,951,869	11/20/03
NYS SALES TAX PROCESSING	Telecommunications Tax	10	11/17/03
VERMONT DEPT OF TAXES	Telecommunications Tax	1,092	11/19/03
ALBEMARLE COUNTY	Utility Tax	537	11/19/03
ASHLAND INDEPENDENT BOARD OF	Utility Tax	10,489	11/14/03
BATH COUNTY SCHOOL D	Utility Tax	1,273	11/14/03
BEDFORD COUNTY	Utility Tax	10	11/19/03
BEREA INDEPENDENT SCHOOL DIST	Utility Tax	1,882	11/14/03
BOURBON COUNTY SCHOOL	Utility Tax	603	11/14/03
BOYD COUNTY SCHOOL D	Utility Tax	3,325	11/14/03
BOYLE COUNTY SCHOOL DISTRICT	Utility Tax	1,590	11/12/03
BREATHITT COUNTY SCH	Utility Tax	883	11/12/03
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	852	11/12/03
BURGIN EDUCATION BO	Utility Tax	330	11/12/03
BUTLER COUNTY SCHOOL DISTRICT	Utility Tax	59	11/12/03
CARTER COUNTY SCHOOL	Utility Tax	1,670	11/12/03
CHESTERFIELD COUNTY	Utility Tax	14	11/19/03
CITY OF BALDWIN PARK	Utility Tax	4,030	11/10/03
CITY OF BEAUMONT	Utility Tax	2,064	11/10/03
CITY OF BRAWLEY	Utility Tax	7,012	11/10/03
CITY OF CHARLOTTSVILLE	Utility Tax	2,975	11/19/03
CITY OF CHARLOTTSVILLE	Utility Tax	54,371	11/17/03
CITY OF FONTANA	Utility Tax	37,879	11/10/03
CITY OF HERMOSA BEACH	Utility Tax	17,259	11/10/03
CITY OF HOLTVILLE	Utility Tax	1,846	11/10/03
CITY OF LOS ANGELES	Utility Tax	8,067	11/26/03
CITY OF MORENO VALLEY	Utility Tax	54,534	11/10/03
CITY OF PICO RIVERA	Utility Tax	11,023	11/10/03
CITY OF PLACENTIA	Utility Tax	13,921	11/10/03
CITY OF PORT HUENEME	Utility Tax	8,503	11/10/03
CITY OF REDONDO BEACH CA	Utility Tax	39,848	11/10/03
CITY OF RIALTO	Utility Tax	44,589	11/10/03
CITY OF RICHMOND	Utility Tax	3,425	11/19/03
CITY OF SAN BERNARDINO	Utility Tax	67,016	11/10/03
CITY OF SAN BUENAVENTURA	Utility Tax	32,883	11/10/03
CITY OF SANTA MONICA	Utility Tax	134,117	11/10/03
CITY OF WAYNESBORO	Utility Tax	26,431	11/17/03
CITY OF WINCHESTER	Utility Tax	16,077	11/17/03
CLOVERPORT BOARD OF EDUCATION	Utility Tax	292	11/12/03
COUNTY OF MONTGOMERY	Utility Tax	9,621	11/17/03
DANVILLE INDEPENDENT SCHOOL DIS	Utility Tax	4,755	11/12/03
DAVIESS CO BOARD OF EDUCATION	Utility Tax	16,758	11/12/03
ELLIOTT COUNTY SCHOO	Utility Tax	308	11/12/03
FRANKLIN COUNTY SCHOOL DISTRICT	Utility Tax	93	11/12/03
GARRARD COUNTY SCHOOL DISTRICT	Utility Tax	1,035	11/12/03
HANCOCK COUNTY BOARD OF	Utility Tax	897	11/13/03
HARLAN COUNTY SCHOOL	Utility Tax	212	11/13/03
HARRISON COUNTY SCHOOL DISTRICT	Utility Tax	2,842	11/13/03
HARRODSBURG BOARD OF EDUCATION	Utility Tax	2,684	11/13/03
HENDERSON CO BOARD OF EDUCATION	Utility Tax	2,173	11/13/03
HENRICO COUNTY	Utility Tax	3,239	11/19/03
JACKSON INDEPENDENT SCHOOLS	Utility Tax	434	11/13/03
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	7,744	11/13/03
LAUREL COUNTY SCHOOL	Utility Tax	10,751	11/13/03
LEE COUNTY SCHOOL DI	Utility Tax	1,153	11/13/03
LESLIE COUNTY SCHOOL	Utility Tax	862	11/13/03
LETCHER COUNTY BOARD OF EDUCATI	Utility Tax	805	11/13/03
LEWIS COUNTY SCHOOL	Utility Tax	1,256	11/13/03
LINCOLN COUNTY BOARD OF EDUCATI	Utility Tax	1,367	11/13/03
LOGAN COUNTY SCHOOL DISTRICT	Utility Tax	34	11/13/03
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	18,699	11/14/03
MARION COUNTY SCHOOL	Utility Tax	1,130	11/14/03
MATTHEWS, CAROLE, TREASURER	Utility Tax	19,719	11/13/03
MCLEAN COUNTY SCHOOL DISTRICT	Utility Tax	923	11/14/03
MENIFEE COUNTY SCHOO	Utility Tax	262	11/14/03
MERCER COUNTY SCHOOL DISTRICT	Utility Tax	1,741	11/14/03
MORGAN COUNTY SCHOOL	Utility Tax	1,222	11/14/03
NELSON COUNTY BOARD OF EDUCATIO	Utility Tax	1,062	11/14/03
NICHOLAS COUNTY SCHO	Utility Tax	664	11/14/03
OHIO COUNTY SCHOOL DISTRICT	Utility Tax	25	11/14/03
OWENSBORO BOARD OF EDUCATION	Utility Tax	11,676	11/14/03
OWSLEY COUNTY BOARD OF EDUCATIO	Utility Tax	390	11/14/03
PARIS INDEPENDENT SCHOOLS	Utility Tax	2,996	11/14/03
PERRY COUNTY SCHOOL	Utility Tax	246	11/14/03
POWELL COUNTY SCHOOL	Utility Tax	1,919	11/14/03
ROCKCASTLE COUNTY SCHOOL	Utility Tax	857	11/14/03
RUSSELL INDEPENDENT	Utility Tax	6,101	11/14/03
SCOTT COUNTY SCHOOL	Utility Tax	7,117	11/14/03
STATE OF NEW HAMPSHIRE	Utility Tax	70,004	11/07/03
TOWN OF BLACKSBURG	Utility Tax	17,063	11/17/03
TOWN OF MT CRESTED BUTTE	Utility Tax	1,192	11/11/03
TOWN OF SOUTH BOSTON	Utility Tax	4,831	11/17/03
TREASURER OF HANOVER COUNTY	Utility Tax	96	11/19/03
UNION COUNTY SCHOOL DISTRICT	Utility Tax	2,991	11/14/03
WASHINGTON COUNTY BOARD OF EDU	Utility Tax	256	11/14/03
WEBSTER COUNTY BOARD OF	Utility Tax	794	11/14/03
WOLFE COUNTY SCHOOL	Utility Tax	280	11/14/03
WOODFORD COUNTY BOARD OF ED	Utility Tax	4,768	11/14/03

Total		$5,826,039

41-46

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI
Pages 1 to 6

Court Reporting schedules for Cash Disbursements
for the Month Ended November 30, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$1,996,643
ACC CABLE HOLDINGS VA, INC	081-02-41905	02-41905	--
ACC HOLDINGS II, LLC	081-02-41955	02-41955	--
ACC INVESTMENT HOLDINGS, INC	081-02-41957	02-41957	--
ACC OPERATIONS, INC	081-02-41956	02-41956	269,502
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	--
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	1,472,335
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	724,468
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	--
ADELPHIA ACQUISITION SUBSIDIARY, INC	081-02-41860	02-41860	--
ADELPHIA ARIZONA, INC	081-02-41859	02-41859	--
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	--
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	6,811,468
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	828,985
ADELPHIA CABLEVISION CORP	081-02-41752	02-41752	997,138
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	1,147,796
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	--
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	4,415,029
ADELPHIA CABLEVISION OF NEW YORK, INC	081-02-41892	02-41892	2,736,557
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	610,828
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	502,082
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	455,843
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	--
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	1,648,911
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	215,868
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	1,032,667
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	303,386
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	229,894
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	3,133,189
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	83,140
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	56,602,597
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	2,984,511
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	4,010,839
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	11,796,865
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	1,205
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC	081-02-41857	02-41857	--
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	3,545,013
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	1,242,640
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	127,359
ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	2,634,525
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	--
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	--
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	2,737,415
ADELPHIA HARBOR CENTER HOLDINGS LLC	081-02-41853	02-41853	--
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	--
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	--
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	--
ADELPHIA MOBILE PHONES, INC	081-02-41852	02-41852	--
ADELPHIA OF THE MIDWEST, INC	081-02-41794	02-41794	--
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	--
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	5,248,662
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC	081-02-41939	02-41939	9,433
ADELPHIA TELECOMMUNICATIONS, INC	081-02-41851	02-41851	67,519
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	--
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	--
ARAHOVA COMMUNICATIONS, INC	081-02-41815	02-41815	20,805
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	--
BADGER HOLDING CORP	081-02-41792	02-41792	--
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	245,174
BLACKSBURG/SALEM CABLEVISION, INC	081-02-41759	02-41759	643,943
BRAZAS COMMUNICATIONS, INC	081-02-41804	02-41804	--
BUENAVISION TELECOMMUNICATIONS, INC	081-02-41938	02-41938	488,892
CABLE SENTRY CORPORATION	081-02-41894	02-41894	--
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	--
CCC-III, INC	081-02-41867	02-41867	--
CCC-INDIANA, INC	081-02-41937	02-41937	--
CCH INDIANA, LP	081-02-41935	02-41935	--
CDA CABLE, INC	081-02-41879	02-41879	162,923
CENTURY ADVERTISING, INC	081-02-41731	02-41731	--
CENTURY ALABAMA CORP	081-02-41889	02-41889	116,718
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	--
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	--
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	254,839
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	--
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	9,473,026
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	207,421
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	--
CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	2,231,176
CENTURY CAROLINA CORP	081-02-41886	02-41886	1,090,126
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	151,245
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	4,889,149
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	1,540,757
CENTURY CULLMAN CORP	081-02-41888	02-41888	373,662
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	259,846
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	--
CENTURY FEDERAL, INC	081-02-41747	02-41747	--
CENTURY GRANITE CABLE TELEVISION CORP	081-02-41779	02-41779	--
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	1,776,026
CENTURY INDIANA CORP	081-02-41768	02-41768	--
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	--
CENTURY INVESTORS, INC	081-02-41733	02-41733	--
CENTURY ISLAND ASSOCIATES, INC	081-02-41771	02-41771	26,170
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	--
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	170,989
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	133,637
CENTURY MENDOCINO CABLE TELEVISION, INC	081-02-41780	02-41780	1,132,700
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	354,999
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	126,193
CENTURY NEW MEXICO CABLE TELEVISION CORP	081-02-41784	02-41784	--
CENTURY NORWICH CORP	081-02-41881	02-41881	822,227
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	590,158
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	--
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	--
CENTURY PROGRAMMING, INC	081-02-41732	02-41732	--
CENTURY REALTY CORP	081-02-41813	02-41813	--
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	--
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	--
CENTURY TRINIDAD CABLE TELEVISION CORP	081-02-41790	02-41790	87,603
CENTURY VIRGINIA CORP	081-02-41796	02-41796	812,504
CENTURY VOICE AND DATA COMMUNICATIONS, INC	081-02-41737	02-41737	--
CENTURY WARRICK CABLE CORP	081-02-41763	02-41763	--
CENTURY WASHINGTON CABLE TELEVISION, INC	081-02-41878	02-41878	--
CENTURY WYOMING CABLE TELEVISION CORP	081-02-41789	02-41789	66,467
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	337,200
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	50,598,135
CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	--
CHELSEA COMMUNICATIONS, INC	081-02-41923	02-41923	--
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	6,763,361
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	--
CLEAR CABLEVISION, INC	081-02-41756	02-41756	--
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	--
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	--
CORAL SECURITY, INC	081-02-41895	02-41895	--
COWLITZ CABLEVISION, INC	081-02-41877	02-41877	522,879
CP-MDU I LLC	081-02-41940	02-41940	--
CP-MDU II LLC	081-02-41941	02-41941	--
E & E CABLE SERVICE, INC	081-02-41785	02-41785	--
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	--
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	829,536
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	400,956
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	--
FOP INDIANA, LP	081-02-41816	02-41816	176,196
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	2,737,000
FRONTIERVISION CABLE NEW ENGLAND , INC	081-02-41822	02-41822	795,232
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	--
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	--
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	--
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	--
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	--
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	--
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	23,833,103
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	--
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	7
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	--
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	--
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	1,597,372
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	--
GRAFTON CABLE COMPANY	081-02-41788	02-41788	--
GS CABLE, LLC	081-02-41907	02-41907	4,968,725
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	--
HARRON CABLEVISION OF NEW HAMPSHIRE, INC	081-02-41750	02-41750	1,888,468
HUNTINGTON CATV, INC	081-02-41765	02-41765	--
IMPERIAL VALLEY CABLEVISION, INC	081-02-41876	02-41876	945,105
KALAMAZOO COUNTY CABLEVISION, INC	081-02-41922	02-41922	--
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	161,744
KOOTENAI CABLE, INC	081-02-41875	02-41875	811,296
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	230,522
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	--
LOUISA CABLEVISION, INC	081-02-41760	02-41760	17,676
MANCHESTER CABLEVISION, INC	081-02-41758	02-41758	--
MARTHA'S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	361,126
MERCURY COMMUNICATIONS, INC	081-02-41840	02-41840	57,210
MICKELSON MEDIA OF FLORIDA, INC	081-02-41874	02-41874	354,422
MICKELSON MEDIA, INC	081-02-41782	02-41782	138,600
MONTGOMERY CABLEVISION, INC	081-02-41848	02-41848	--
MONUMENT COLORADO CABLEVISION, INC	081-02-41932	02-41932	141,428
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	--
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	3,573,790
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	--
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	497,314
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	2,535,416
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	1,102,613
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	--
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	--
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	355
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	--
OWENSBORO INDIANA, LP	081-02-41773	02-41773	--
OWENSBORO ON THE AIR, INC	081-02-41777	02-41777	--
OWENSBORO-BRUNSWICK, INC	081-02-41730	02-41730	2,946,280
PAGE TIME, INC	081-02-41839	02-41839	1,329
PARAGON CABLE TELEVISION, INC	081-02-41778	02-41778	--
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	--
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	--
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	124,814
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	--
PARNASSOS, LP	081-02-41843	02-41843	24,535,185
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	--
PULLMAN TV CABLE CO., INC	081-02-41873	02-41873	445,408
RENTAVISION OF BRUNSWICK, INC	081-02-41872	02-41872	263,822
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	61,648
RIGPAL COMMUNICATIONS, INC	081-02-41917	02-41917	--
ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	601,984
S/T CABLE CORPORATION	081-02-41791	02-41791	--
SABRES, INC	081-02-41838	02-41838	--
SCRANTON CABLEVISION, INC	081-02-41761	02-41761	1,348,286
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC	081-02-41767	02-41767	570
SOUTHEAST FLORIDA CABLE, INC	081-02-41900	02-41900	16,168,464
SOUTHWEST COLORADO CABLE INC	081-02-41769	02-41769	142,613
SOUTHWEST VIRGINIA CABLE, INC	081-02-41833	02-41833	750,508
STAR CABLE INC	081-02-41787	02-41787	--
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	928,906
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	1,211,412
SVHH HOLDINGS, LLC	081-02-41837	02-41837	--
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	2,314,911
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	251,860
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	3,127,906
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	--
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	2,531,863
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	(2)
THE MAIN INTERNETWORKS, INC	081-02-41818	02-41818	--
THE WESTOVER TV CABLE CO., INC	081-02-41786	02-41786	--
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	1,000,784
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	--
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	154
TMC HOLDINGS, LLC	081-02-41802	02-41802	--
TRI-STATES, LLC	081-02-41810	02-41810	--
UCA LLC	081-02-41834	02-41834	7,244,279
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	--
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	--
VALLEY VIDEO, INC	081-02-41870	02-41870	122,443
VAN BUREN COUNTY CABLEVISION, INC	081-02-41832	02-41832	286,238
WARRICK CABLEVISION, INC	081-02-41866	02-41866	--
WARRICK INDIANA, LP	081-02-41865	02-41865	159,650
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	301,993
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	1,347,027
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	--
WESTVIEW SECURITY, INC	081-02-41896	02-41896	--
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	141,771
YOUNG'S CABLE TV CORP	081-02-41915	02-41915	231,689
YUMA CABLEVISION, INC	081-02-41868	02-41868	817,583

Total			$324,661,852

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ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Pages 1 to 2 Court Reporting schedules for Insurance Coverage
Coverage **	Company	Policy No.	Term

Commercial Property	Royal Indemnity Company	R2HD329266	05/16/03 - 05/16/04

Commercial General Liability	Royal Insurance Co.	P2TR468758	05/16/03 - 05/16/04

Commercial Automobile	Royal Insurance Co.	P2TS468751 Liability	05/16/03 - 05/16/04
(all states except Texas)
P2TS468752 Texas Liability

Worker's Compensation	Royal Indemnity Co	R2AO 003265 all states except	05/16/03-05/16/04
California & monopolistic states

Foreign Voluntary	Royal Indemnity Co.	R2IB011388	05/16/03 - 05/16/04

California	State Compensation Insurance	1703671-03	05/16/03-05/16/04
Fund

ACC Operations Inc (OH)	Ohio Bureau of Workers	1328524	Ongoing*
Compensation

Washington State	WA Department of Labor &	083 004 452	10/1/99 - Ongoing*
Industry

West Virginia	West Virginia Workers'	20104948 101	10/1/99 - Ongoing*
Compensation

Wyoming	Wyoming Department of	366575	10/1/99 - Ongoing*
Employment

Aircraft Policy	United States Aircraft Insurance	360AC625118	11/23/02 - 11/23/03

Umbrella Liability	American Guarantee & Liability
	Insurance Co.	AUC937411600	05/16/03 - 05/16/04
Excess Liability	XL Insurance America, Inc.	US00006683L103A	05/16/03 - 05/16/04

Executive Protection	Federal Insurance	81516188	12/19/01 - 12/19/03
(Special Crime)

New York Disability	Cigna	074487	07/01/03 - Ongoing*

Pollution Liability	Federal Insurance	37251845	01/01/03 - 01/01/04
		37251846	01/01/03 - 01/01/04

Directors & Officers Liability	AEGIS (Associated Electric & Gas	D0999A1A00	12/31/00 - 12/31/03
Insurance Services Limited)

Excess Directors & Officers	Federal Insurance Company	8181-10-37	12/31/00 - 12/31/03
Liability
	Greenwich Insurance Company	ELU 82137-00	12/31/00 - 12/31/03

Media Liability	Illinois Union Insurance Company	EONG21640104001	11/22/02 - 11/22/03

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty — ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.

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